Exhibit 99
Accenture Changes Growth Model to Reinvent Itself for the Age of AI
Changes will enable Accenture to serve clients and technology ecosystem partners better and faster and create next waves of growth to benefit all stakeholders

NEW YORK; June 20, 2025 – Accenture (NYSE: ACN) today announced changes to its growth model and its leadership, effective September 1, 2025.

Accenture has delivered on its strategy to be its clients’ reinvention partner of choice and to lead in Gen AI through its deeply skilled people and by bringing its clients multi-service solutions, including world-class, AI-enabled assets and platforms, as only Accenture can. These solutions are unique and deliver measurable value because Accenture has built scaled services in Strategy, Consulting, Song, Technology and Operations, deep industry and functional experience and unmatched technology ecosystem partnerships.

Now Accenture will bring all of these services together in a single, integrated business unit called Reinvention Services, under the leadership of Manish Sharma, Accenture’s current CEO of the Americas. Sharma will become Accenture’s first Chief Services Officer. As an integrated business unit, Reinvention Services will be able to create more leading solutions faster and embed data and AI more easily into its solutions and delivery.

The company will continue to manage its business through three geographic markets—the Americas, EMEA (Europe, Middle East and Africa) and Asia Pacific—and go to market by industry.

John Walsh, Accenture’s current global Chief Operating Officer, will become CEO of the Americas, succeeding Sharma. Kate Hogan, the current Chief Operating Officer of the Americas, will become the global Chief Operating Officer, succeeding Walsh.

“Today, our clients need more value faster, and Accenture is their reinvention partner of choice,” said Julie Sweet, chair and CEO, Accenture. “These changes to our growth model will allow us to deliver that value and continue to scale our business by being an even stronger engine of reinvention that more rapidly delivers the power of Gen AI. We are writing the playbook for how to be the most AI-enabled, client-focused professional services company in the world and a great place to work for our people—our reinventors.”

Effective Sept. 1, 2025, the new integrated business unit will have the following leads, reporting to Sharma:
•Strategy will continue to be led by Muqsit Ashraf, Group Chief Executive – Strategy.
•Consulting will be led by Jason Dess, current lead of CFO and Enterprise Value, who will become Group Chief Executive – Consulting. Dess succeeds Jack Azagury, who has decided to leave Accenture to pursue other opportunities.
•Song will be led by Ndidi Oteh, currently Song’s lead in the Americas. (See prior announcement here [https://newsroom.accenture.com/news/2025/david-droga-to-step-down-as-accenture-song-ceo-appointed-accenture-vice-chair])
•Technology will be led by Rajendra Prasad, currently Accenture’s Chief Information and Asset Engineering Officer, who will become Group Chief Executive – Technology and Chief Technology Officer. Prasad succeeds Karthik Narain, who has decided to leave Accenture to pursue other opportunities.
•Operations will continue to be led by Arundhati Chakraborty, Group Chief Executive – Operations.

Additionally, Kate Clifford, currently CHRO of the Americas, will become the global Chief Leadership and Human Resources Officer, succeeding Angela Beatty, who has decided to leave Accenture to pursue other opportunities.

“Each of these leaders will play a crucial role in realizing the promise of our new growth model,” said Sweet. “I am deeply grateful to Jack, Karthik and Angela for their outstanding contributions during their time at Accenture.”

Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “aspires,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook,” “goal,” “target,” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance nor promises that goals or targets will be met, and involve a number of risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed or implied. These risks include, without limitation, risks that: Accenture’s results of operations have been, and may in the future be, adversely affected by volatile, negative or uncertain economic and geopolitical conditions and the effects of these conditions on the company’s clients’ businesses and levels of business activity; Accenture’s business depends on generating and maintaining client demand for the company’s services and solutions including through the adaptation and expansion of its services and solutions in response to ongoing changes in technology and offerings, and a significant reduction in such demand or an inability to respond to the evolving technological environment could materially affect the company’s results of operations; risks and uncertainties related to the development and use of AI could harm our business, damage our reputation or give rise to legal or regulatory action; if Accenture is unable to match people and their skills with client demand around the world and attract and retain professionals with strong leadership skills, the company’s business, the utilization rate of the company’s professionals and the company’s results of operations may be materially adversely affected; Accenture faces legal, reputational and financial risks from any failure to protect client and/or company data from security incidents or cyberattacks; the markets in which Accenture operates are highly competitive, and Accenture might not be able to compete effectively; Accenture’s ability to attract and retain business and employees may depend on its reputation in the marketplace; if Accenture does not successfully manage and develop its relationships with key ecosystem partners or fails to anticipate and establish new alliances in new technologies, the company’s results of operations could be adversely affected; Accenture’s profitability could materially suffer due to pricing pressure, if the company is unable to remain competitive, if its cost-management strategies are unsuccessful or if it experiences delivery inefficiencies or fail to satisfy certain agreed-upon targets or specific service levels; changes in Accenture’s level of taxes, as well as audits, investigations and tax proceedings, or changes in tax laws or in their interpretation or enforcement, could have a material adverse effect on the company’s effective tax rate, results of operations, cash flows and financial condition; Accenture’s results of operations could be materially adversely affected by fluctuations in foreign currency exchange rates; Accenture's debt obligations could adversely affect our business and financial condition; changes to accounting standards or in the estimates and assumptions Accenture makes in connection with the preparation of its consolidated financial statements could adversely affect its financial results; as a result of Accenture’s geographically diverse operations and our strategy to continue to grow in our key markets around the world, the company is more susceptible to certain risks; if Accenture is unable to manage the organizational challenges associated with its size, the company might be unable to achieve its business objectives; Accenture might not be successful at acquiring, investing in or integrating businesses, entering into joint ventures or divesting businesses; Accenture’s business could be materially adversely affected if the company incurs legal liability; Accenture’s work with government clients exposes the company to additional risks inherent in the government contracting environment; Accenture’s global operations expose the company to numerous and sometimes conflicting legal and regulatory requirements; if Accenture is unable to protect or enforce its intellectual property rights or if Accenture’s services or solutions infringe upon the intellectual property rights of others or the company loses its ability to utilize the intellectual property of others, its business could be adversely affected; Accenture may be subject to criticism and negative publicity related to its incorporation in Ireland; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in Accenture plc’s most recent Annual Report on Form 10-K, as updated in Item 1A, “Risk Factors” in its Quarterly Report on Form 10-Q for the second quarter of fiscal 2025, and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

About Accenture
Accenture is a leading global professional services company that helps the world’s leading businesses, governments and other organizations build their digital core, optimize their operations, accelerate revenue growth and enhance citizen services—creating tangible value at speed and scale. We are a talent- and innovation-led company with approximately 791,000 people serving clients in more than 120 countries. Technology is at the core of change today, and we are one of the world’s leaders in helping drive that change, with strong ecosystem relationships. We combine our strength in technology and leadership in cloud, data and AI with unmatched industry experience, functional expertise and global delivery capability. Our broad range of services, solutions and assets across Strategy & Consulting, Technology, Operations, Industry X and Song, together with our culture of shared success and commitment to creating 360° value, enable us to help our clients reinvent and build trusted, lasting relationships. We measure our success by the 360° value we create for our clients, each other, our shareholders, partners and communities. Visit us at accenture.com.

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Contact:
Rachel Frey
+1 (917) 452-4421
rachel.frey@accenture.com